Exhibit 99.1

WeWork Provides Investor Day Highlights, Announces Preliminary Q3 Business Updates

•	Webcast and presentation accessible on WeWork’s investor relations website

•	BowX merger on track to close on or about October 21, 2021, subject to BowX stockholder approval

NEW YORK, October 7, 2021 – WeWork, one of the leading global flexible space providers, today hosted a virtual Investor Day ahead of its planned combination with BowX Acquisition Corp. During the presentation, WeWork’s Chief Executive Officer, Sandeep Mathrani, Chief Financial Officer, Ben Dunham, and VP, Investor Relations and Corporate Development, Chandler Salisbury, presented a detailed overview of WeWork’s market position, strategy, and growth plans as companies around the world prepare for the future of work. Highlights of the presentation are included below. A full playback of the presentation and supporting materials are accessible at: investors.wework.com.

The presentation shared with investors today also included updates on WeWork’s Q3 performance highlighted below:

•	Preliminary total revenue for Q3 was $658 million, with $228 million in revenue in September, making it the fifth consecutive month of revenue growth and the highest monthly revenue recorded in 2021.

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Across consolidated operations, total occupancy continued to trend upwards at 60% as of the end of September, up from 52% at the end of Q2 2021. Including the incremental 30,000 net memberships that are already contracted to move in, total occupancy would increase to 64%.

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Consolidated gross desk sales totaled 154,000 in the third quarter, or 9.2 million square feet sold. Consolidated new desk sales totaled 84,000 in the third quarter, marking seven consecutive months of positive net desk sales.

•	All Access and virtual memberships increased to 32,000 in Q3, up from 20,000 in Q2 2021.

Sandeep Mathrani, CEO of WeWork, said “In the pre-pandemic world, flex was part of an office offering. In a post-pandemic world, flex is its own channel of distribution, much like e-commerce is its own channel of distribution. The flexible workspace TAM [total addressable market] is one of the most exciting things to us and gives us confidence as to the growth potential of our business, even just looking at the traditional space-as-a-service business.”

Mathrani further highlighted key indicators of WeWork’s transformed business model. Over the last two years, the company has overhauled its business operations and cost structure, right-sized its real estate portfolio and refined its value proposition, including:

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Streamlined Operations and Expenses: As of Q2 2021, WeWork has reduced location operating expenses by $400 million on a per square foot basis compared to Q4 2019 and cut SG&A expenses by $1.1 billion compared to Q4 2019 on an annualized, run-rate basis. Additionally, the company has divested all non-core businesses.

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Optimized Portfolio: WeWork has completed over 150 full lease exits and 350 lease amendments from the beginning of 2020 through Q2 2021. To date, the company has also achieved an estimated $400 million in annualized rent savings as a result of our portfolio optimization efforts, and executed franchise and other management agreements in China, Israel and Latin America where local capital and expertise can strengthen WeWork’s international business.

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Strengthened Value Proposition: In major markets around the world, the company has captured a larger percentage of leasing activity compared to the commercial office market. For example in New York City in Q3, WeWork represented approximately 1% of the total commercial office square footage, yet accounted for approximately 13% of all commercial office leasing activity. In London, in Q2, WeWork represented approximately 1% of the total commercial office square footage, yet accounted for approximately 37% of all commercial easing activity.

Preliminary Operating Results

The preliminary third quarter operating results set forth above are based solely on currently available information, which is subject to change. These preliminary operating results constitute forward looking statements.

Merger with BowX Acquisition Corp

As previously announced on March 25, 2021, WeWork and BowX Acquisition Corp. (NASDAQ: BOWX, BOWXU, and BOWXW) (“BowX”), a special purpose acquisition company, entered into a definitive merger agreement, providing for a business combination that will result in WeWork becoming a publicly listed company.

A special meeting for BowX stockholders to vote on the combination with WeWork will be held virtually on October 19, 2021 at 11:00 AM, Eastern Time. Subject to stockholder approval, the business combination is expected to close on or about October 21, 2021. Upon closing, WeWork will be listed on the New York Stock Exchange under the symbol “WE.”

About WeWork

WeWork was founded in 2010 with the vision to create environments where people and companies come together and do their best work. Since opening our first location in New York City, we’ve grown into a global flexible space provider committed to delivering technology-driven flexible solutions, inspiring spaces, and unmatched community experiences. Today, we’re constantly reimagining how the workplace can help everyone, from freelancers to Fortune 500s, be more motivated, productive, and connected.

About BowX Acquisition Corp.

BowX Acquisition Corp. is a Special Purpose Acquisition Company formed by management of Bow Capital, including Vivek Ranadivé, and Murray Rode. Bow Capital is a venture capital fund bridging the best of academia, business, and entertainment. Mr. Ranadivé has four decades of experience and is founder and managing director of Bow Capital, as well as previous founder and CEO of TIBCO. Mr. Rode is senior advisor of Bow Capital and former CEO of TIBCO, with over 30 years of experience in tech.

Additional Information and Where to Find It

This press release relates to a proposed transaction between BowX and WeWork. This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of WeWork, the combined company or BowX, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. BowX has filed a registration statement on Form S-4 (Registration No. 333-256133) with the SEC, which includes a document that serves as a prospectus and proxy statement of BowX, referred to as a proxy statement/prospectus. The definitive proxy statement/prospectus was filed with the SEC on September 20, 2021 and was sent to all BowX stockholders as of September 14, 2021 (the record date for voting on the proposed transaction). Before making any voting decision, investors and security holders of BowX are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed with the SEC in connection with the proposed transaction because they contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed with the SEC by BowX through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

BowX and its directors and executive officers may be deemed to be participants in the solicitation of proxies from BowX’s stockholders in connection with the proposed transaction. A list of the names of the directors and executive officers of BowX and information regarding their interests in the business combination is set forth in BowX’s registration statement on Form S-4 (Registration No. 333-256133) filed with the SEC. Additional information regarding the interests of such persons and other persons who may be deemed participants in the solicitation is contained in the registration statement and the proxy statement/prospectus. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

Certain statements made in this press release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Such “forward-looking statements” with respect to the proposed transaction between WeWork and BowX include statements regarding the benefits of the transaction, the clear path to positive adjusted EBITDA, WeWork’s ability to continue self-funding its growth into the future, the amount of cash the transaction will provide WeWork, the anticipated timing of the transaction and the products and markets of WeWork. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of BowX’s securities, (ii) the risk that the transaction may not be completed by BowX’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by BowX, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of BowX, the satisfaction of the minimum amount in the trust account following redemptions by BowX’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on WeWork’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of WeWork and potential difficulties in WeWork employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against WeWork or against BowX related to the Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of BowX’s securities on a national securities exchange, (xi) the price of BowX’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which BowX plans to operate or WeWork operates, variations in operating performance across competitors, changes in laws and regulations affecting BowX’s or WeWork’s business, WeWork’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xii) changes in general economic conditions, including as a result of the COVID-19 pandemic, and (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the registration statement on Form S-4 discussed above, the proxy statement/prospectus and other documents filed or that may be filed by BowX from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and WeWork and BowX assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither WeWork nor BowX gives any assurance that either WeWork or BowX, or the combined company, will achieve its expectations.

WeWork Contact Information:

For Investor Inquiries:

Chandler Salisbury

investor@wework.com

For Press Inquiries:

Nicole Sizemore

press@wework.com

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